Exhibit 10.1

FORM OF
CLASS M COMMON STOCK SUBSCRIPTION AGREEMENT

THIS CLASS M COMMON STOCK SUBSCRIPTION AGREEMENT (as it may be amended, modified, or supplemented from time to time, this “Agreement”) is made and entered into as of [●], 2020, by and between IAC/InterActiveCorp, a Delaware corporation (the “Company”), and [Purchaser], a [●] organized under the laws of [jurisdiction] (the “Purchaser”).

WHEREAS, the Company has prepared and filed with the Securities and Exchange Commission, in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the applicable rules and regulations thereunder, a registration statement on Form S-3 (File No. 333-238046) (the “Registration Statement”) relating to the shares (the “Class M Shares”) of Class M common stock, par value $0.001 per share, of the Company (such class of common stock to be established pursuant to the terms of the Transaction Agreement, dated as of December 19, 2019 (as amended as of April 28, 2020 and as it may be further amended, modified, or supplemented from time to time, the “Transaction Agreement”), by and among the Company, IAC Holdings, Inc., a Delaware corporation and direct wholly owned subsidiary of the Company (“New IAC”), Valentine Merger Sub LLC, a Delaware limited liability company and indirect wholly owned subsidiary of the Company, and Match Group, Inc., a Delaware corporation (“Match”)), to be issued and sold on the terms and subject to the conditions set forth in this Agreement in connection with the closing of the transactions contemplated by the Transaction Agreement (the “Separation”).

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I
PURCHASE AND SALE

1.1           Closing.

(a)           On the terms and subject to the conditions set forth in this Agreement, the Purchaser agrees to purchase from the Company, and the Company agrees to issue and sell to the Purchaser, an aggregate number of Class M Shares (the “Shares”) at a purchase price per Share and an aggregate purchase price (the “Purchase Price”), in each case as set forth on the Purchaser’s signature page hereto. Subject to the satisfaction or waiver of the conditions set forth in Section 1.3, the closing of the purchase and sale of the Shares hereunder (the “Closing”) shall occur by electronic exchange of signatures and documents on the date specified therefor in the Closing Notice (as defined below) or on such other date as the parties shall mutually agree (such date, the “Closing Date”). Prior to the expected closing of the Separation, the Company shall deliver to the Purchaser a written notice (the “Closing Notice”) setting forth the date for delivery by the Purchaser of the Purchase Price (the “Payment Date”) pursuant to Section 1.1(a)(i) and the expected Closing Date, which Closing Notice shall be given (x) for funding into the escrow account pursuant to the Escrow Agreement (as described below), not later than 5:00 p.m., New York City time, on the second Business Day prior to the Payment Date, and which Payment Date shall be not earlier than the second Business Day prior to the Closing Date set forth in the Closing Notice and (y) for other Purchasers, not later than 5:00 p.m., New York City time, on the third Business Day prior to the Closing Date. The Closing shall occur as follows:

(i)            On or prior to 10:00 a.m., New York City time, on the Payment Date, the Purchaser shall deliver, or cause to be delivered, to the Escrow Agent (as defined below) pursuant to the terms set forth in Section 1.2, by wire transfer of immediately available funds, cash in an amount equal to the Purchase Price; provided that if the Purchaser has informed the Company in writing on or prior to the execution of this Subscription Agreement (including by checking the applicable box on the signature page to this Subscription Agreement) that it is prohibited by applicable law to so fund the Purchase Price into escrow, on the Closing Date and at the time set forth in the Closing Notice the Purchaser shall deliver, or cause to be delivered to the Company, by wire transfer of immediately available funds to the account of the Company set forth in the Closing Notice, cash in an amount equal to the Purchase Price.

(ii)           On the Closing Date, the Shares will be delivered by the Company or its transfer agent to the Purchaser by electronic book-entry at The Depository Trust Company (“DTC”) registered to the account of the DTC participant indicated by the Purchaser on the signature page to this Agreement.

1.2           Escrow of Purchase Price.

(a)           The Company, New IAC and JPMorgan Chase Bank, N.A., (in such capacity, the “Escrow Agent”) have entered into, or shall enter into, an Escrow Agreement substantially in the form attached as Exhibit A hereto (the “Escrow Agreement”). Purchaser and the Company agree that the Company may direct the Escrow Agent to release the Purchase Price, as the Company may direct, in the event that the Closing occurs. The Company agrees to promptly deliver an instruction to the Escrow Agent to release the Purchase Price to the Purchaser (if applicable) in the event of the termination of this Agreement if the Closing does not occur, and the Purchaser covenants and agrees with the Company that the Company may instruct the Escrow Agent to wire the Purchase Price to the account set forth on the signature page to this Agreement, without any further confirmation with or from the Purchaser.

1.3           Closing Conditions.

(a)           The Purchaser’s and the Company’s obligations to consummate the purchase and sale of the Shares hereunder shall each be subject to the satisfaction of the following conditions: (i) the Separation shall have been consummated substantially on the terms provided in the Transaction Agreement, concurrently with or prior to the Closing and (ii) the Shares shall have been approved for listing on the NASDAQ, subject to official notice of issuance.

(b)           The Company’s obligation to consummate the purchase and sale of the Shares hereunder shall also be subject to the satisfaction or waiver by the Company of the following additional condition: the Purchaser shall have delivered the Purchase Price in compliance with the terms of this Agreement.

2

ARTICLE II
REPRESENTATIONS AND WARRANTIES

2.1           Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

(a)           The Company has been duly organized and is validly existing and in good standing under the laws of the State of Delaware with full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and, except as described in the Registration Statement in respect of requisite stockholder approvals and except for filings to be made with the Secretary of State of the State of Delaware, in each case in connection with the Separation, all corporate action required to be taken for the due and proper authorization, execution and delivery by the Company of this Agreement and the consummation by it of the transactions contemplated hereby has been (or will be prior to the Closing) duly and validly taken.

(b)           This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against it in accordance with its terms.

(c)           The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the purchase and sale of the Shares pursuant to this Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, (ii) result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any governmental authority or court of competent jurisdiction, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties or results of operations of the Company and its subsidiaries, taken as a whole or on the performance by the Company of its obligations under this Agreement.

(d)           The Company has filed or furnished all forms, documents and reports required to be filed or furnished by it with the Securities and Exchange Commission (the “Commission”) since January 1, 2019 (the “Company SEC Documents”). As of their respective filing dates or, if amended, as of the date of such amendment, the Company SEC Documents complied in all material respects with the requirements of the Securities Act, the Securities Exchange Act of 1934, as amended, and the Sarbanes-Oxley Act of 2002, as amended, and the applicable rules and regulations promulgated thereunder.

(e)           The Registration Statement became effective upon filing, no order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by, the Commission.

3

2.2          Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

(a)           The Purchaser has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization with full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all corporate or similar action required to be taken for the due and proper authorization, execution and delivery by the Purchaser of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

(b)           This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms.

(c)           The Purchaser has been furnished with all information relating to the business, finances and operations of the Company as has been requested by the Purchaser. The Purchaser understands that its investment in the Shares involves a high degree of risk, and can afford the entire loss of its investment. The Purchaser has such knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of, and form an investment decision with respect to, its acquisition of the Shares. The Purchaser has relied on its own independent analysis and due diligence to make the decision to enter into this Agreement and effect the transactions contemplated by this Agreement and has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares. The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice and that no federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares. The Purchaser acknowledges and agrees that, except for the representations and warranties contained in Section 2.1, the Company does not make, and the Purchaser is not relying on, any representation or warranty, express or implied, with respect to the Company or its subsidiaries, their businesses or with respect to any information furnished, disclosed or otherwise made available to the Purchaser in connection with the transactions contemplated by this Agreement (including, without limitation, as to the accuracy and completeness thereof).

(d)           The Purchaser has not directly or indirectly, nor has any person or entity acting on behalf of or pursuant to any understanding with the Purchaser, executed any purchases or sales (including, without limitation, “short sales” as defined in Rule 200 of Regulation SHO under the Securities Exchange Act of 1934, as amended) of the securities of the Company or Match during the period commencing as of the time that the Purchase Price was first conveyed (in writing or orally) to the Purchaser from the Company or any other person or entity representing the Company and ending immediately prior to the execution of this Agreement. Notwithstanding the foregoing, if the Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the representation set forth above in this Section 2.2(d) shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares.

4

(e)           The Purchaser is a sophisticated institutional investor purchasing the Shares for Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. The Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same, without prejudice, however, to the Purchaser’s right at all times to sell or otherwise dispose of all or any part of the Shares in compliance with applicable federal and state securities laws.

(f)            The Purchaser acknowledges and agrees that (i) each of J.P. Morgan Securities LLC and Allen & Company LLC (each, a “Placement Agent”) is acting solely as placement agent in connection with the issue and sale of the Shares and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary in connection with the issue and sale of the Shares, (ii) such Placement Agent has not made any representation or warranty, whether express or implied, and has not provided any advice or recommendation in connection with the issue and sale of the Shares, and Purchaser has not relied upon any information provided by the Placement Agents, and (iii) such Placement Agent shall have no liability or obligation hereunder in respect of the issue and sale of the Shares.

ARTICLE III
MISCELLANEOUS

3.1           Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

3.2           Entire Agreement. This Agreement (including the agreements attached to this Agreement or referred to in this Agreement) constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior contracts, agreements, discussions and understandings, whether written or oral, between them.

3.3           Third Party Beneficiary; Specific Performance. The parties hereto acknowledge that, pursuant to the Transaction Agreement, the Company has agreed to contribute or pay over to New IAC the net proceeds of the purchase and sale of the Shares hereunder. Accordingly, the parties agree that New IAC shall be a third party beneficiary hereunder and, following the Separation, shall be entitled to enforce the Company’s rights hereunder against the Purchaser, including, without limitation, the recovery of monetary damages or specific performance of the Purchaser’s obligations. The parties further agree that each of the Placement Agents shall be a third party beneficiary of Section 2.2 hereof. Each of the parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that each of the parties hereto shall be entitled to an injunction or injunctions without the necessity of posting a bond to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Unless otherwise expressly stated in this Agreement, no right or remedy described or provided in this Agreement is intended to be exclusive or to preclude a party hereto from pursuing other rights and remedies to the extent available under such agreement, herein, at law or in equity.

5

3.4           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of actual receipt, or (a) personal delivery to the party to be notified; (b) when sent by confirmed email; (c) five calendar days after having been sent by registered or certified mail, return receipt requested, and postage prepaid; or (d) one Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. The address for such notices and communications is set forth on the Company’s and the Purchaser’s signature pages attached hereto, as applicable. For purposes of this Agreement, “Business Day” shall mean any day except Saturday, Sunday and any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

3.5           Amendments and Waivers. No provision of this Agreement may be amended, terminated or waived except by a written instrument referring specifically to this Agreement and signed by all parties hereto or their authorized representatives. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

3.6           Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

3.7           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party.

3.8           Governing Law. This Agreement shall in all respects be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflict of laws principles.

3.9           Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and delivery of the Shares.

3.10         Execution. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement. This Agreement may be executed and delivered by facsimile or .pdf signature.

3.11         Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6

3.12         Termination. This Agreement shall terminate automatically upon the termination of the Transaction Agreement prior to the consummation of the Separation. In addition, this Agreement may be terminated (a) by either party by written notice to the other party, if the Separation has not been consummated on or before July 10, 2020 or (b) by the Company, by written notice to the Purchaser, in the event that the Purchaser shall not have timely complied with its obligations under Section 1.1(a)(i). No termination of this Agreement will affect the right of any party (or of New IAC as third party beneficiary) to sue for any breach by the other party.

3.13         WAIVER OF JURY TRIAL. THE COMPANY AND THE PURCHASER HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

3.14         Submission to Jurisdiction. Each party hereby submits to the non-exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan, The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in such courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum

3.15         Publicity. Without the prior consent of the Purchaser (not to be unreasonably withheld or delayed), the Company shall not publicly disclose the name of the Purchaser in respect of the transactions contemplated by this Agreement in any filing, announcement, release or otherwise, unless such disclosure is required by law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, court process or the rules and regulations of any national securities exchange or national securities quotation system.

* * * * *

7

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first above written.

IAC/InterActiveCorp

By:
Name:
Title:

 Address for Notice:

IAC/InterActiveCorp
555 West 18th Street
New York, New York 10011
Attention: General Counsel
Email: [●]

With a copy to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attention: Andrew J. Nussbaum

  Jenna E. Levine

Email: AJNussbaum@wlrk.com

   JELevine@wlrk.com

Signature Page to Class M Common Stock Subscription Agreement]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first above written.

[PURCHASER]

By:
Name:
Title:

Address for Notice:

[__________]
[__________]
[__________]

With a copy to (which shall not constitute notice):

[__________]
[__________]
[__________]

Purchase Price:      $

Price per Share:     $______ per Share

Number of Shares:

Funding into Escrow (check one): Y ________ N __________

DTC Participant Information: ________________________________

Wire Transfer Instructions (for use if Purchase Price is to be returned by the Escrow Agent):

[__________]
[__________]
[__________]

[Contact information for wire transfers: ________________________________]

[Signature Page to Class M Common Stock Subscription Agreement]

Exhibit A

Form of Escrow Agreement